EXHIBIT 99.1

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended March 31,

	2004	2003

Revenue:
New vehicle	$2,832.5	$2,609.5
Used vehicle	1,153.2	1,102.6
Parts and service	636.0	599.4
Finance and insurance	151.3	136.4
Other	24.0	11.4

Total revenue	4,797.0	4,459.3

Cost of sales:
New vehicle	2,631.4	2,412.5
Used vehicle	1,045.6	998.3
Parts and service	357.9	338.7
Other	10.0	1.7

Total cost of sales	4,044.9	3,751.2

Gross profit	752.1	708.1
Selling, general and administrative expenses	550.1	523.0
Depreciation	18.9	16.9
Amortization	0.3	0.6
Loan and lease underwriting income, net	—	(2.9)
Other losses, net	1.8	0.3

Operating income	181.0	170.2
Floorplan interest expense	(17.6)	(19.5)
Other interest expense	(19.3)	(15.6)
Interest income	0.7	1.1
Other (expense) income, net	(0.5)	1.1

Income from continuing operations before income taxes	144.3	137.3
Provision for income taxes	57.0	52.9
Income tax benefit from IRS settlement	—	(127.5)

Net tax provision — continuing operations	57.0	(74.6)

Net income from continuing operations	87.3	211.9
Loss from discontinued operations, net of income taxes	—	(12.3)

Net income before cumulative effect of accounting change	87.3	199.6
Cumulative effect of accounting change, net of income taxes	—	(14.6)

Net income	$87.3	$185.0

Diluted earnings per share:
Continuing operations	$0.32	$0.72
Discontinued operations	—	(0.04)
Cumulative effect of accounting change	—	(0.05)

Net income	$0.32	$0.63

Weighted average common and common equivalent shares outstanding	275.7	294.2

Common shares outstanding	267.3	282.5

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA

($ in millions, except per vehicle data)

	Three Months Ended March 31,

Operating Highlights	2004	2003	$ Variance	% Variance

Revenue:
New vehicle	$2,832.5	$2,609.5	$223.0	8.5
Retail used vehicle	961.0	906.7	54.3	6.0
Wholesale	192.2	195.9	(3.7)	(1.9)

Total used vehicle	1,153.2	1,102.6	50.6	4.6

Parts and service	636.0	599.4	36.6	6.1
Finance and insurance	151.3	136.4	14.9	10.9
Other	24.0	11.4	12.6

	$4,797.0	$4,459.3	$337.7	7.6

Gross profit:
New vehicle	$201.1	$197.0	$4.1	2.1
Retail used vehicle	107.0	103.6	3.4	3.3
Wholesale	0.6	0.7	(0.1)	(14.3)

Used vehicle	107.6	104.3	3.3	3.2

Parts and service	278.1	260.7	17.4	6.7
Finance and insurance	151.3	136.4	14.9	10.9
Other	14.0	9.7	4.3

	752.1	708.1	44.0	6.2
Selling, general and administrative expenses	550.1	523.0	(27.1)	(5.2)
Depreciation	18.9	16.9	(2.0)
Amortization	0.3	0.6	0.3
Loan and lease underwriting income, net	—	(2.9)	(2.9)
Other losses, net	1.8	0.3	(1.5)

Operating income	181.0	170.2	10.8	6.3
Floorplan interest expense	(17.6)	(19.5)	1.9	9.7
Other interest expense	(19.3)	(15.6)	(3.7)	(23.7)
Interest income	0.7	1.1	(0.4)	(36.4)
Other (expense) income, net	(0.5)	1.1	(1.6)

Income from continuing operations before income taxes	$144.3	$137.3	$7.0	5.1

Retail vehicle unit sales:
New vehicle	97,945	93,782	4,163	4.4
Used vehicle	63,446	59,716	3,730	6.2

	161,391	153,498	7,893	5.1

Revenue per vehicle retailed:
New vehicle	$28,919	$27,825	$1,094	3.9
Used vehicle	$15,147	$15,184	$(37)	(0.2)
Gross profit per vehicle retailed:
New vehicle	$2,053	$2,101	$(48)	(2.3)
Used vehicle	$1,686	$1,735	$(49)	(2.8)
Finance and insurance	$937	$889	$48	5.4

	Three Months Ended March 31,

Operating Percentages	% 2004	% 2003

Revenue mix percentages:
New vehicle	59.0	58.5
Used vehicle	24.0	24.7
Parts and service	13.3	13.4
Finance and insurance	3.2	3.1
Other	0.5	0.3

	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.1	7.5
Used vehicle — retail	11.1	11.4
Parts and service	43.7	43.5
Total	15.7	15.9
Selling, general and administrative expenses	11.5	11.7
Operating income	3.8	3.8
Operating items as a percentage of total gross profit:
Selling, general and administrative expense	73.1	73.9
Operating income	24.1	24.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

	Three Months Ended March 31,

Cash Flow Information	2004	2003

Capital expenditures, excluding property operating lease buy-outs	$21.6	$23.9
Property operating lease buy-outs	$77.7	$8.8
Stock repurchases	$58.1	$204.6
Acquisitions	$87.9	$45.1
Proceeds from exercises of stock options	$12.7	$12.9

	Three Months Ended March 31,

Floorplan Assistance and Expense	2004	2003	Variance

Floorplan assistance (included in cost of operations)	$27.3	$28.4	$(1.1)
Floorplan interest expense	(17.6)	(19.5)	1.9

Net inventory carrying benefit	$9.7	$8.9	$0.8

Balance Sheet and Other Highlights	March 31, 2004	December 31, 2003	March 31, 2003

Cash and cash equivalents	$31.1	$170.8	$185.7
Inventory	$3,140.8	$2,919.3	$2,803.5
Floorplan notes payable	$2,967.0	$2,809.8	$2,563.2
Non-vehicle debt	$821.8	$824.4	$712.0
Equity	$3,990.4	$3,949.7	$3,901.4
New days supply (industry standard of selling
days, including fleet)	68 days	71 days	72 days
Used days supply (trailing 30 days)	36 days	41 days	33 days

			Diluted Earnings
	Net Income		Per Share

	Three Months Ended		Three Months Ended
	March 31,		March 31,

Comparable Basis Reconciliations	2004	2003	2004	2003

Net income, as reported	$87.3	$185.0	$0.32	$0.63
Discontinued operations	—	12.3	—	0.04
Cumulative effect of accounting change	—	14.6	—	0.05

Net income from continuing operations, as reported	87.3	211.9	0.32	0.72
Income tax benefit from IRS settlement	—	(127.5)	—	(0.43)

Net income from continuing operations, excluding income tax benefit from IRS Settlement	$87.3	$84.4	$0.32	$0.29

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

		Three Months Ended March 31,

Operating Highlights	2004	2003	$ Variance	% Variance

Revenue:
New vehicle	$2,785.4	$2,586.2	$199.2	7.7
Retail used vehicle	949.1	895.9	53.2	5.9
Wholesale	182.9	191.0	(8.1)	(4.2)

Total used vehicle	1,132.0	1,086.9	45.1	4.1

Parts and service	627.9	592.7	35.2	5.9
Finance and insurance	149.6	134.7	14.9	11.1
Other	5.5	7.2	(1.7)

	$4,700.4	$4,407.7	$292.7	6.6

Gross profit:
New vehicle	$197.6	$195.8	$1.8	0.9
Retail used vehicle	105.9	102.3	3.6	3.5
Wholesale	0.6	(0.5)	1.1

Used vehicle	106.5	101.8	4.7	4.6

Parts and service	274.1	257.9	16.2	6.3
Finance and insurance	149.6	134.7	14.9	11.1
Other	4.7	6.3	(1.6)

	$732.5	$696.5	$36.0	5.2

Retail vehicle unit sales:
New vehicle	96,561	92,882	3,679	4.0
Used vehicle	62,773	58,855	3,918	6.7

	159,334	151,737	7,597	5.0

Revenue per vehicle retailed:
New vehicle	$28,846	$27,844	$1,002	3.6
Used vehicle	$15,120	$15,222	$(102)	(0.7)
Gross profit per vehicle retailed:
New vehicle	$2,046	$2,108	$(62)	(2.9)
Used vehicle	$1,687	$1,738	$(51)	(2.9)
Finance and insurance	$939	$888	$51	5.7

	March 31,

Operating Percentages	% 2004	% 2003

Revenue mix percentages:
New vehicle	59.3	58.7
Used vehicle	24.1	24.7
Parts and service	13.4	13.4
Finance and insurance	3.2	3.1
Other	0.0	0.1

	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.1	7.6
Used vehicle — retail	11.1	11.4
Parts and service	43.7	43.5
Total	15.6	15.8